SUPPLEMENTARY CASH FLOW INFORMATION - Net Change in Working Capital (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Net (increase) decrease in:
Trade and other receivables	$ 1.7	$ (0.2)
Inventories	(67.0)	(17.8)
Other assets	(28.0)	(35.1)
Net increase (decrease) in:
Trade and other payables	(39.9)	16.6
Other liabilities	(2.3)	13.8
Movement in above related to foreign exchange	(26.6)	8.7
Net change in working capital	$ (162.1)	$ (14.0)	[1]

[1]	The Company has initially applied IFRS 15 and IFRS 9 at January 1, 2018. Under the transition methods chosen, comparative information is not restated except for certain hedging requirements. Refer to Note 5: Recent Accounting Pronouncements.